Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche New York Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche New York Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                  /s/Richard T. Hale
                                                 -------------------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Deutsche New York Tax Free
                                                 Money Fund, a series of
                                                 Scudder Advisor Funds

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche New York Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche New York Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                      /s/Charles A. Rizzo
                                                     ---------------------------
                                                     Charles A. Rizzo
                                                     Chief Financial Officer
                                                     Deutsche New York Tax Free
                                                     Money Fund, a series of
                                                     Scudder Advisor Funds

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                 /s/Richard T. Hale
                                                --------------------------------
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Deutsche Tax Free Money Fund,
                                                a series of Scudder Advisor
                                                Funds

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                   /s/Charles A. Rizzo
                                                  ------------------------------
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Deutsche Tax Free Money Fund,
                                                  a series of Scudder Advisor
                                                  Funds